Organization and Basis of Presentation	12 Months Ended
Dec. 31, 2011
Organization and Basis of Presentation [Abstract]
Organization and Basis of Presentation
Note 1 - Organization and Basis of Presentation

Broadcast International, Inc. (the Company) is the consolidated parent company of BI Acquisitions, Inc. (BI), a wholly-owned subsidiary, and Interact Devices, Inc. (IDI), a 94% owned subsidiary.

BI was incorporated in Utah in December 1999 and began operations in January 2000.  It is a communications services and technology company headquartered in Salt Lake City, Utah.  The Company operates two divisions - BI Networks and CodecSys.

On October 1, 2003, the Company (formerly known as Laser Corporation) acquired BI by issuing shares of its common stock representing 98% of the total equity ownership in exchange for all of the issued and outstanding BI common stock.  The transaction was accounted for as a reverse acquisition, or recapitalization of BI, with BI being treated as the accounting acquirer. Effective January 13, 2004, the company changed its name from Laser Corporation to Broadcast International, Inc.

On May 18, 2004, the Debtor-in-Possession's Plan of Reorganization for IDI was confirmed by the United States Bankruptcy Court. As a result of this confirmation and subsequent share acquisitions, for the years ended December 31, 2011 and 2010, the Company owned, on a fully diluted basis, approximately 55,897,169 and 55,482,997 common share equivalents of IDI, representing approximately 94% of the equity of IDI.

The audited consolidated financial statements herein include operations from January 1, 2010 to December 31, 2011. IDI produced losses from operations during the period; therefore, 100% of the results from operations have been included in the Company's consolidated statements.